                                                                    EXHIBIT 99.1

                            UNITED STATES BANKRUPTCY
                                      COURT
                      FOR THE EASTERN DISTRICT OF NEW YORK

 -------------------------------------------

 IN RE:                                       CHAPTER 11

 INTERNATIONAL TOTAL SERVICES, INC.,          CASE NOS. 01-21812, 01-21818,
 CROWN TECHNICAL SYSTEMS, INC.,               01-21820, 01-21822, 01-21824,
 I.T.S. OF NEW YORK SECURITY, INC.,           01-21826, 01-21827 (CD)
 SELECTIVE DETECTIVE SERVICES, INC.,
 T.I.S., INCORPORATED,                        JOINTLY ADMINISTERED UNDER
 CERTIFIED INVESTIGATIVE SERVICES, INC., AND  CASE NO. 101-21812
 TEXAS INTERNATIONAL SERVICES CORP.,
                                              INTERNATIONAL TOTAL SERVICES, INC.
 DEBTORS AND DEBTORS-IN-POSSESSION.           FEDERAL TAX ID #:  34-1264201
 -------------------------------------------

                            MONTHLY OPERATING REPORT
              REPORTING PERIOD: JUNE 1, 2002 THROUGH JUNE 30, 2002

FILE WITH THE COURT AND SUBMIT A COPY TO THE UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER THE END OF THE MONTH AND SUBMIT A COPY OF THE REPORT TO ANY OFFICIAL COMMITTEE APPOINTED IN THE CASE.

------------------------------------------------------ ------------------------------- ----------------------- --------------------
REQUIRED DOCUMENTS                                                                          Document                Explanation
                                                                  Form No.                  Attached                 Attached
------------------------------------------------------ ------------------------------- ----------------------- --------------------
Schedule of Cash Receipts and Disbursements            MOR-1                                    Yes                See Exhibit A

------------------------------------------------------ ------------------------------- ----------------------- --------------------
     Bank Reconciliation (or copies of debtor's        MOR-1 (CONT)                             Yes                See Exhibit B
      bank reconciliations)
------------------------------------------------------ ------------------------------- ----------------------- --------------------
     Copies of bank statements                                                                  Yes                See Exhibit C
------------------------------------------------------ ------------------------------- ----------------------- --------------------
     Cash disbursement journals                                                                 Yes                See Exhibit A
------------------------------------------------------ ------------------------------- ----------------------- --------------------
Statement of Operations                                MOR-2                                    Yes                See Exhibit D
------------------------------------------------------ ------------------------------- ----------------------- --------------------
Balance Sheet                                          MOR-3                                    Yes                See Exhibit E
------------------------------------------------------ ------------------------------- ----------------------- --------------------
Status of Post-petition Taxes                          MOR-4                                    Yes                See Exhibit F
------------------------------------------------------ ------------------------------- ----------------------- --------------------
     Copies of ITS Form 6123 or payment                                                         N/A
      receipt
------------------------------------------------------ ------------------------------- ----------------------- --------------------
     Copies of tax returns filed during reporting                                               N/A
      period
------------------------------------------------------ ------------------------------- ----------------------- --------------------
Summary of Unpaid Post-petition Debts                  MOR-4                                    Yes                See Exhibit G
------------------------------------------------------ ------------------------------- ----------------------- --------------------
     Listing of aged Accounts Payable                                                           Yes                See Exhibit G
------------------------------------------------------ ------------------------------- ----------------------- --------------------
Accounts Receivable Reconciliation and Aging           MOR-5                                    Yes            See Exhibits H and I
------------------------------------------------------ ------------------------------- ----------------------- --------------------
Debtor Questionnaire                                   MOR-5                                    Yes
------------------------------------------------------ ------------------------------- ----------------------- --------------------




I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/Ron Koegler                              8/02/02
--------------                              -----------------------------------
Ron Koegler, Executive Vice President       Date
and Controller

                             CASH RECEIPTS BANK ONE

           NON-A/R                             ACCOUNTS RECEIVABLES                                             Collections
                            SMS           AVIATION                                       ACTUAL
DATE           Misc        wires          Lockbox         Checks       Wires/ACH          TOTAL         CUMULATIVE     PRIOR MONTH
-----------------------------------------------------------------------------------------------------------------------------------
 06/03/02 $123,145.42    $         -    $  17,960.41   $ 193,101.32   $         -    $   334,207.15  $   334,207.15
 06/04/02                  19,464.87        6,139.15                     3,843.20         29,447.22      363,654.37
 06/05/02                   2,481.94       20,431.75                            -         22,913.69      386,568.06
 06/06/02                  43,043.82        8,963.74         375.42     55,623.38        108,006.36      494,574.42
 06/07/02                                   4,734.05         240.00      5,692.65         10,666.70      505,241.12
 06/10/02                                  10,367.47      42,345.23        537.84         53,250.54      558,491.66
 06/11/02    3,057.98                       4,637.38         554.87             -          8,250.23      566,741.89
 06/12/02                                   4,253.62       9,145.03     44,880.71         58,279.36      625,021.25
 06/13/02                                  15,768.97                    13,490.18         29,259.15      654,280.40
 06/14/02                                   1,565.58      19,344.14             -         20,909.72      675,190.12
 06/17/02   15,000.00                      29,707.87       1,951.12      4,222.80         50,881.79      726,071.91
 06/18/02      705.68                         358.73         390.00             -          1,454.41      727,526.32
 06/19/02                 482,555.31       11,189.07                     3,747.79        497,492.17    1,225,018.49
 06/20/02    2,372.65                       4,500.00      23,043.04    171,088.83        201,004.52    1,426,023.01
 06/21/02                                  11,777.77         259.34             -         12,037.11    1,438,060.12
 06/24/02    1,622.64    (482,555.31)      32,406.14       2,724.37        760.43       (445,041.73)     993,018.39
 06/25/02                                   8,923.67         164.80      1,401.76         10,490.23    1,003,508.62
 06/26/02                                     244.37                            -            244.37    1,003,752.99
 06/27/02       33.87                         173.40         255.51        193.23            656.01    1,004,409.00
 06/28/02                                   9,225.39         132.51        340.18          9,698.08    1,014,107.08
                                                                                -                 -
                                                                                -                 -
                                                                                -                 -
-----------------------------------------------------------------------------------------------------------------------------------
Total     $145,938.24    $ 64,990.63    $ 203,328.53   $ 294,026.70   $305,822.98    $ 1,014,107.08  $ 1,014,107.08     $        -
-----------------------------------------------------------------------------------------------------------------------------------

                      Total Non-A/R:    $ 210,928.87  Total A/R:     $ 803,178.21                    Avg Daily Deposit  $ 50,705.35
                                        ============                 ============

                                    CITIBANK
                               PRE-BOARD SCREENING
                              CONCENTRATION ACCOUNT
                                   JUNE, 2002




 6/3/2002 IMMEDIATE FUNDS DEBIT                    (2,000,000.00)
 6/3/2002 IMMEDIATE FUNDS DEBIT                    (1,000,000.00)
                                                                        (3,000,000.00)
 6/6/2002 IMMEDIATE FUNDS DEBIT                    (1,000,000.00)
 6/6/2002 WIRE FROM SMS ACUISITION      I060602       646,932.87
                                                                          (353,067.13)
6/10/2002 IMMEDIATE FUNDS DEBIT                    (3,000,000.00)
                                                                        (3,000,000.00)
6/17/2002 IMMEDIATE FUNDS DEBIT                    (3,000,000.00)
                                                                        (3,000,000.00)
6/19/2002 IMMEDIATE FUNDS DEBIT                    (2,000,000.00)
6/19/2002 IMMEDIATE FUNDS DEBIT                    (1,000,000.00)
                                                                        (3,000,000.00)
6/20/2002 IMMEDIATE FUNDS DEBIT                    (1,000,000.00)
6/20/2002 WIRE FROM SMS ACUISITION      I062002       482,555.31
                                                                          (517,444.69)
6/24/2002 IMMEDIATE FUNDS DEBIT                    (3,000,000.00)
                                                                        (3,000,000.00)
6/27/2002 ACH-FAA TREAS 310 R*1831865              18,318,650.61
                                                                        18,318,650.61
6/28/2002 INTEREST EARNED                              19,861.15
                                                                            19,861.15

              SCHEDULE OF CASH DISBURSEMENTS
              BANK ONE
                     June-02


              Accounts Payable - 616284915                                                      Payroll - 616284923
               Issued                      Cleared                  Outstanding                  Issued

              -----------------------------------------------------------------------------------------------------------
      5/31/02                                                           196,359.51
       6/1/02              -            -             -                 196,359.51                        -            -
       6/2/02              -            -             -                 196,359.51                        -            -
       6/3/02              -            -      1,096.83                 195,262.68                        -            -
       6/4/02       2,077.88            -      2,744.17                 194,596.39                        -            -
       6/5/02              -            -        436.78                 194,159.61                        -            -
       6/6/02       2,783.25            -        811.38                 196,131.48                        -            -
       6/7/02       2,768.00            -        433.41                 198,466.07                        -            -
       6/8/02              -            -             -                 198,466.07                        -            -
       6/9/02              -            -             -                 198,466.07                        -            -
      6/10/02              -            -      1,370.47                 197,095.60                        -            -
      6/11/02              -            -      3,227.70                 193,867.90                        -            -
      6/12/02              -            -        245.90                 193,622.00                        -            -
      6/13/02              -            -      4,350.96                 189,271.04                        -            -
      6/14/02         401.79            -      1,666.74                 188,006.09                 3,244.36            -
      6/15/02              -            -             -                 188,006.09                        -            -
      6/16/02              -            -             -                 188,006.09                        -            -
      6/17/02         616.00            -        870.67                 187,751.42                        -            -
      6/18/02       4,264.45            -        693.81                 191,322.06                        -            -
      6/19/02       1,222.13            -        513.59                 192,030.60                        -            -
      6/20/02              -            -         31.12                 191,999.48                        -            -
      6/21/02       1,185.20            -      2,794.18                 190,390.50                        -            -
      6/22/02              -            -             -                 190,390.50                        -            -
      6/23/02              -            -             -                 190,390.50                        -            -
      6/24/02         138.72            -      1,246.49                 189,282.73                        -            -
      6/25/02              -            -      1,513.50                 187,769.23                        -            -
      6/26/02       2,003.80            -      1,538.74                 188,234.29                        -            -
      6/27/02              -            -        779.00                 187,455.29                        -            -
      6/28/02         250.00            -        302.63                 187,402.66                        -            -
      6/29/02              -            -             -                 187,402.66                        -            -
      6/30/02              -            -             -                 187,402.66                        -            -

Month end          17,711.22                  26,668.07                 187,402.66                 3,244.36


                                        0


 Cleared                    Outstanding                Tax Wires                            Hawaii
                                                                                            Payroll      Benefits
------------------------------------------------------------------------------------------------------------------------
                           206,105.11
             -             206,105.11                                          37,408.00
             -             206,105.11                                          37,409.00
     13,174.92             192,930.19                                          37,410.00                    657.49
     14,169.98             178,760.21                                          37,411.00                  1,355.86
      1,282.53             177,477.68                     6.07                 37,412.00                  2,457.44
        363.95             177,113.73                                          37,413.00                    971.41
      1,231.14             175,882.59                                          37,414.00                    971.61
             -             175,882.59                                          37,415.00
             -             175,882.59                                          37,416.00
         50.43             175,832.16                   854.02                 37,417.00                    283.06
          8.32             175,823.84                                          37,418.00                    939.19
        203.67             175,620.17                                          37,419.00                     41.02
          8.31             175,611.86                                          37,420.00                 11,146.90
             -             178,856.22                   458.71                 37,421.00                    344.11
             -             178,856.22                                          37,422.00
             -             178,856.22                                          37,423.00
         91.50             178,764.72                                          37,424.00                    271.00
      1,582.46             177,182.26                                          37,425.00                  7,639.81
      1,562.20             175,620.06                                          37,426.00                  1,158.15
        924.66             174,695.40                                          37,427.00                  2,348.97
        250.41             174,444.99                                          37,428.00                    271.90
             -             174,444.99                                          37,429.00
             -             174,444.99                                          37,430.00
        771.90             173,673.09                                          37,431.00                    560.50
         88.74             173,584.35                                          37,432.00                  1,964.92
        281.50             173,302.85                                          37,433.00                    793.47
        434.96             172,867.89                                          37,434.00                  1,181.02
        862.72             172,005.17                                          37,435.00                    145.47
             -             172,005.17                                          37,436.00
             -             172,005.17                                          37,437.00

     37,344.30             172,005.17                 1,318.80                                     -     35,503.30


                                       6a



              Interest    Bank     CS               King &      Creditors      SMS                        Clearing
401k          Expense     Fees     Gen'l Liability Spalding     Counsel        Receivables                Transfers
----------------------------------------------------------------------------------------------------------------------
                                                                 & fin. adv
                                                                                                                    -
                                                                                                                    -
                                                                                                            14,271.75
                                                                                                            16,914.15
                                                                                                             1,719.31
                                                                                                             1,181.40
                                                                                                             1,664.55
                                                                                                                    -
                                                                                                                    -
                                                                                                             2,274.92
                                                                                                             3,236.02
                                                                                64,990.63                      449.57
                                                                                                             4,359.27
                                                                                                             2,084.45
                                                                                                                    -
                                                                                                                    -
                                                                                                               962.17
                              6,816.75                                                                       2,276.27
                                                                                                             2,075.79
                                                                                                           127,934.13
                                                                                                             3,045.06
                                                                                                                    -
                                                                                                                    -
                                                                                                               106.83
                                                                                                             1,643.24
                                                                                                             1,868.25
                                                                                                             1,214.02
                                                                                                             1,151.04
                                                                                                                    -
                                                                                                                    -

            -           -     6,816.75           -            -           -     64,990.63                  190,432.19


                                       6b

                                    CITIBANK
                               PRE-BOARD SCREENING
                           ACCOUNTS PAYABLE - 06526783
                                   JUNE, 2002


CHECK CLEARINGS


6/3/2002 Total                                                                       (156,935.92)
6/4/2002 Total                                                                        (94,299.10)
6/5/2002 Total                                                                        (53,551.81)
6/6/2002 Total                                                                        (35,901.83)
6/7/2002 Total                                                                        (90,486.13)
6/10/2002 Total                                                                      (130,032.48)
6/11/2002 Total                                                                      (197,428.82)
6/12/2002 Total                                                                       (31,026.82)
6/13/2002 Total                                                                       (21,311.23)
6/14/2002 Total                                                                       (48,261.27)
6/17/2002 Total                                                                       (38,833.08)
6/18/2002 Total                                                                       (78,844.12)
6/19/2002 Total                                                                      (113,280.23)
6/20/2002 Total                                                                       (75,241.42)
6/21/2002 Total                                                                       (55,587.10)
6/24/2002 Total                                                                      (187,011.21)
6/25/2002 Total                                                                       (86,121.61)
6/26/2002 Total                                                                      (236,201.93)
6/27/2002 Total                                                                      (115,485.66)
6/28/2002 Total                                                                      (173,973.94)
Grand Total                                                                        (2,019,815.71)


                 06/03/02 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,             1,000,000.00
                 06/05/02 OTHER DEBIT                                                 (50,000.00)
                 06/05/02 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                    (93,225.10)
                 06/07/02 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                   (519,005.94)
                 06/10/02 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,             1,000,000.00
                 06/12/02 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                     (2,476.37)
                 06/17/02 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,             1,000,000.00
                 06/18/02 OTHER DEBIT                                                (951,455.88)
                 06/18/02 OTHER DEBIT                                                 (19,769.27)
                 06/18/02 OTHER DEBIT                                                  (6,791.48)
                 06/19/02 OTHER DEBIT                                                (537,637.07)
                 06/19/02 OTHER DEBIT                                                (139,406.05)
                 06/19/02 OTHER DEBIT                                                (136,290.46)
                 06/19/02 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                     (7,130.68)
                 06/19/02 Deposit TLR Br#: 920 TID:17 153 EAST 53RD ST,             1,000,000.00
                 06/20/02 OTHER DEBIT                                                (126,978.35)
                 06/20/02 Deposit TLR Br#: 920 TID:17 153 EAST 53RD ST,             1,000,000.00
                 06/21/02 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                   (569,806.77)
                 06/24/02 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,             1,000,000.00
                 06/26/02 OTHER DEBIT                                                  (1,051.17)


                 06/28/02 ACH-WI DEPT REVENUE062802341264 201101                               -
                 06/28/02 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                   (926,508.40)














                                      7a

                                    CITIBANK
                               PRE-BOARD SCREENING
                           PAYROLL ACCOUNT - 06526759
                                   JUNE, 2002

CHECK CLEARINGS


6/3/2002 TOTAL                                                                            (1,197,340.08)
6/4/2002 TOTAL                                                                              (458,057.34)
6/5/2002 TOTAL                                                                              (287,860.51)
6/6/2002 TOTAL                                                                              (135,052.84)
6/7/2002 TOTAL                                                                              (298,780.34)
6/10/2002 TOTAL                                                                             (679,598.92)
6/11/2002 TOTAL                                                                             (420,888.24)
6/12/2002 TOTAL                                                                             (145,261.66)
6/13/2002 TOTAL                                                                              (85,636.02)
6/14/2002 TOTAL                                                                             (717,855.64)
6/17/2002 TOTAL                                                                           (1,272,312.88)
6/18/2002 TOTAL                                                                             (462,303.56)
6/19/2002 TOTAL                                                                             (247,578.07)
6/20/2002 TOTAL                                                                             (133,285.69)
6/21/2002 TOTAL                                                                             (351,027.41)
6/24/2002 TOTAL                                                                             (710,617.90)
6/25/2002 TOTAL                                                                             (344,144.30)
6/26/2002 TOTAL                                                                             (190,417.11)
6/27/2002 TOTAL                                                                              (86,523.07)
6/28/2002 TOTAL                                                                             (675,400.98)
GRAND TOTAL                                                                               (8,899,942.56)



     6/3/2002 SERVICE CHARGE                                                                    (600.00)
     6/3/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,                                2,000,000.00
     6/6/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,                                1,000,000.00
     6/6/2002 SERVICE CHARGE                                                                    (600.00)
    6/10/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                      (115,000.00)
    6/10/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,                                2,000,000.00
    6/12/2002 OTHER DEBIT                                                                   (185,000.00)
    6/17/2002 SERVICE CHARGE                                                                    (600.00)
    6/17/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,                                2,000,000.00
    6/18/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                      (115,000.00)
    6/19/2002 Deposit TLR Br#: 920 TID:17 153 EAST 53RD ST,                                2,000,000.00
    6/24/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                      (115,000.00)
    6/24/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,                                2,000,000.00


                                          INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                                                CONSOLIDATED STATEMENT OF OPERATIONS
              For the Month of June, Three Months ending June 30, 2002 and the Period from Filing Date to June 30, 2002
                                               (Excluding United Kingdom Subsidiaries)

              Debtors                                              Case #'
            -------------                              ----------------------
            International Total Services, Inc.             01-21812 CBD
            Crown Technical Systems, Inc.                  01-21827 CBD
            ITS of New York Security Inc.                  01-21818 CBD
            Selective Detective Services, Inc.             01-21822 CBD
            TIS Incorporated                               01-21826 CBD
            Certified Investigative Services, Inc.         01-21824 CBD                                         9/13/2001 to
            Texas International Services Corp.             01-21820 CBD                                         May 31, 2002
                                                                                   Three Months Ended            Cumulative
                                                           Current Period           June 30, 2002              Filing to Date
                                                       ----------------------   -----------------------   -------------------------
Revenues
-------------------------
            Aviation Services                                   $ 14,793,358              $ 45,726,852               $ 148,482,610
            Security Services                                              -              2,991,921.00                  24,758,865
                                                       ----------------------   -----------------------   -------------------------
                                                                  14,793,358             48,718,773.00                 173,241,475
                                                       ----------------------   -----------------------   -------------------------
Direct Costs
-------------------------
            Aviation Services                                     14,601,168             43,714,958.00                 135,284,020
            Security Services                                              -              2,361,010.00                  20,339,896
                                                       ----------------------   -----------------------   -------------------------
                                                                  14,601,168             46,075,968.00                 155,623,916
                                                       ----------------------   -----------------------   -------------------------
Gross Margin
-------------------------
            Aviation Services                                        192,190              2,011,894.00                  13,198,590
            Security Services                                              -                630,911.00                   4,418,969
                                                       ----------------------   -----------------------   -------------------------
                                                                     192,190              2,642,805.00                  17,617,559
                                                       ----------------------   -----------------------   -------------------------
General & Administrative
-------------------------
            Salaries                                                 560,374              1,951,584.00                   7,319,852
            Payroll Taxes & Benefits                                  38,975                356,591.00                   1,118,440
            Supplies                                                  27,302                110,118.00                     563,375
            Insurance                                                 36,766                229,607.00                     434,941
            Training & Recruiting Costs                               19,325                 24,672.00                     104,425
            Rent - Facilities                                         71,785                247,656.00                     997,964
            Telephone/Communications                                  47,158                215,033.00                     903,491
            Rent - Equipment                                          19,594                 90,341.00                     319,524
            Maintenance                                                1,009                 11,075.00                      36,307
            Travel                                                    63,353                236,055.00                   1,046,101
            Professional Fees                                        107,223                368,087.00                   2,040,874
            Bad Debt Expense                                               -                         -                   1,352,000
            Federal administrative cost reimbursement             (2,000,000)            (6,000,000.00)                 (8,789,041)
            Other Expenses                                            27,337                201,747.00                   1,493,542
                                                       ----------------------   -----------------------   -------------------------
                                                                    (979,799)            (1,957,434.00)                  8,941,795
                                                       ----------------------   -----------------------   -------------------------

                                                       ----------------------   -----------------------   -------------------------
Income from Operations                                             1,171,989              4,600,239.00                   8,675,764
                                                       ----------------------   -----------------------   -------------------------

Interest                                                                   -                207,050.00                   1,534,883
Depreciation                                                         150,400                300,800.00                     945,164
Gains on Sale of Non Pre-Board and Commercial Security                     -             (2,546,684.00)                 (2,546,684)
Loss on Sale of UK subsidiary                                              -              1,901,207.00                   1,901,207
Reorganization Expenses Related to Ch. 11                            251,558                744,057.00                   2,483,224

                                                       ----------------------   -----------------------   -------------------------
Income Before Taxes                                                  770,031              3,993,809.00                   4,357,970
                                                       ----------------------   -----------------------   -------------------------

Provision for Taxes                                                        -                         -                  (1,349,000)

                                                       ----------------------   -----------------------   -------------------------
Net Income                                                      $    770,031              3,993,809.00               $   5,706,970
                                                       ======================   =======================   =========================

                                          INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                                                     CONSOLIDATED BALANCE SHEET
                                                as of Petition Date and June 30, 2002
                                               (Excluding United Kingdom Subsidiaries)

                                                       Debtors                       Case #'
                                     -----------------------------------------------------------------
                                     International Total Services, Inc.           01-21812 CBD
                                     Crown Technical Systems, Inc.                01-21827 CBD
                                     ITS of New York Security Inc.                01-21818 CBD
                                     Selective Detective Services, Inc.           01-21822 CBD
                                     TIS Incorporated                             01-21826 CBD
                                     Certified Investigative Services, Inc.       01-21824 CBD
                                     Texas International Services Corp.           01-21820 CBD

                                                                                     Balance                     Balance
                                                                                  June 30, 2002             on Petition date
                                                                            --------------------------   ------------------------
CURRENT ASSETS
     Cash and Equivalents                                                       $              70,640       $            59,886
     Restricted Customer Deposits                                                          31,412,352                          -
     Accounts Receivable - Net                                                             18,754,289                 26,227,540
     Notes Receivable                                                                               -                          -
     Inventories                                                                                    -                    902,137
     Prepaid Expenses                                                                         718,194                    706,982
     Professional Retainers                                                                         -                    200,000
     Other Current assets
        Intercompany receivable - United Kingdom subsidiary                                         -                  2,783,921
        Workers Compensation - funding in excess of projected losses                        1,200,000                  1,095,261
                                                                            --------------------------   ------------------------
                                                                                            1,200,000                  3,879,182

                                                                            --------------------------   ------------------------
Total Current Assets                                                                       52,155,475                 31,975,727
                                                                            --------------------------   ------------------------

PROPERTY AND EQUIPMENT
     Real Property and Improvements                                                                 -                          -
     Machinery and other office equipment                                                   2,062,963                  3,855,175
     Furniture, Fixtures and Office Equipment                                               3,367,474                  4,809,046
     Leasehold Improvements                                                                    63,454                     63,454
     Vehicles                                                                                  24,668                    793,320
     Less: Accum Depr                                                                      (4,766,567)                (7,283,674)
                                                                            --------------------------   ------------------------
Total Property and Equipment                                                                  751,992                  2,237,321

Other Assets - Deposits                                                                       117,310                    113,192

                                                                            --------------------------   ------------------------
TOTAL ASSETS                                                                    $          53,024,777       $         34,326,240
                                                                            ==========================   ========================


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
     Accounts Payable                                                                         818,916                          -
     Taxes Payable                                                                          3,786,238                  1,866,688
     Wages Payable                                                                          7,986,345                  9,432,472
     Notes Payable                                                                                  -                          -
     Secured Debt                                                                                   -                          -
     Professional fees                                                                              -                          -
     Customer Deposits                                                                     29,499,820                          -
     Accrued Interest Payable                                                               1,600,000                          -
     Other Post Petition Liabilities                                                        3,135,957                  1,007,623
                                                                            --------------------------   ------------------------
Total Post Petition liabilities                                                            46,827,276                 12,306,783

LIABILITIES SUBJECT TO COMPROMISE
     Secured Debt                                                                           4,067,033                 25,920,430
     Priority                                                                               1,148,749                  1,151,429
     Unsecured                                                                              8,494,851                  8,385,217
     Unsecured reserves for unliquidated claims                                             5,852,267                  5,674,500
                                                                            --------------------------   ------------------------
Total Pre-Petition Liabilities                                                             19,562,900                 41,131,576

                                                                            --------------------------   ------------------------
Total Liabilities                                                                          66,390,176                 53,438,359
                                                                            --------------------------   ------------------------

STOCKHOLDER'S EQUITY
     Capital Stock                                                                             63,762                     63,762
     Additional Paid in Capital                                                            31,320,074                 31,280,324
     Retained Earnings                                                                    (44,749,235)               (50,456,205)
                                                                            --------------------------   ------------------------
Total Equity                                                                              (13,365,399)               (19,112,119)
                                                                            --------------------------   ------------------------

                                                                            --------------------------   ------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $          53,024,777       $         34,326,240
                                                                            ==========================   ========================

                               DEBTOR QUESTIONAIRE

-----------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                                     Yes         No
------------------------------------------------------------------------------------------------------------ ------------ ---------
1.       Have any assets been sold or transferred outside the normal course of business this reporting            X
period?  If yes, provide an explanation below:
------------------------------------------------------------------------------------------------------------ ------------ ---------
2.       Have any funds been disbursed from any account other than a debtor in possession account this                         X
reporting period?  If yes, provide an explanation below:
------------------------------------------------------------------------------------------------------------ ------------ ---------
3.       Have all post-petition tax returns been timely filed ?  If no, provide an explanation below:             X
------------------------------------------------------------------------------------------------------------ ------------ ---------
4.       Are worker compensation, general liability and other necessary insurance coverages in effect?  If        X
no, provide an explanation below:
-----------------------------------------------------------------------------------------------------------------------------------


#1. Assets related to the Company's Aviation Division, Non Pre-Board Screening segment were sold with the approval of the Court, effective 4/1/02. Assets related to the Company's Commercial Security Division were sold with the approval of the Court effective 4/29/02.